CTS Investor Presentation February 2022

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition; changes in the economy generally and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K and other filings made with SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures The information included in this presentation includes the non-GAAP financial measures of adjusted EBITDA, adjusted net earnings, adjusted diluted EPS, total debt to capitalization and free cash flow. A reconciliation of each non-GAAP financial measure to its most directly comparable GAAP financial measure is included in the Appendix to this presentation. From time to time, CTS may use non-GAAP financial measures, such as those included in this presentation, in discussing its business. CTS’ management believes that the foregoing non-GAAP financial measures are commonly used by financial analysts and others in the industries in which it operates, and thus further provides useful information to investors. In addition, CTS’ management uses these measures when assessing the performance of the business and for business planning purposes. These non-GAAP financial measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS’ control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Global design with regional manufacturing capabilities Technical and application expertise applied across diverse end markets 1 Last 12 months Revenue as of Dec 2021 2 Since 2017 including acquisitions 3 Cash Returned since 2013 CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect, and Move - Enabling an Intelligent and Seamless World  Aero & Defense Medical Industrial Transportation 3 2 1 3 1 Telecom & IT

Why Invest in CTS 4

Multiple Drivers for Above Market Growth 5 Capitalize on Secular Growth Themes Diversify into Non-Transportation End Markets Apply Domain Expertise in Premium, Niche End Markets Move Up Value Chain Sustainability Electrification Reduced Emissions Fluid Metering Automation Industry 4.0 Factory Automation Defense Automation Healthcare Innovation Improved Diagnostics Non-invasive Patient Experience $3.4B $0.9B $0.9B Market Size: Material Formulation Sensing Elements and assemblies Sensors and Transducers $3.4B

2017 Revenues $423M Long term target +10% CAGR Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 50% Diversifying Revenue to High Growth End Markets Outside of Transportation 6 5-15% 10-20% 20-30% 2021 Revenues $513M 1 1 Non-Transportation Revenue Up from 35% to 45% … Goal >50%

Technology and application expertise creates competitive advantage and long-term relationships with blue-chip customers The CTS Advantage – Your Partner in Smart Solutions Successful Business Model 7

Long Term Relationship with Blue-chip Customers 8

Strong Execution Capabilities Improved Operational Efficiency Gross Margin +590 bps1 Streamlined SG&A (470) bps1 Adj. EBITDA +1160 bps1 Implemented SAP Strengthened Balance Sheet 112% free cash flow2 $118M returned to Shareholders3 Solid acquisition capacity Strategic Investments For Growth 9 1 Comparison vs. 2012 continuing operations performance 2 As of December 2021 3 Cumulative from 2013 to 2021 Enhanced front-end capabilities Investments in new products 6 Strategic acquisitions

Secular Themes Drive Growth Across End Markets 10 Sustainability Automation Healthcare Innovation Electrification Reduced emissions Fluid metering Energy efficiency Industry 4.0 Factory automation Passenger safety Defense automation Improved diagnostics Non-invasive Patient experience

Global expertise, custom design and manufacturing capabilities close to our customers Leading position in accelerator pedals New EV/PHEV products – current sensors, electronic brake pedals, occupant safety and position sensors 2021 New Business Wins include 21 EV platforms Majority of product portfolio applicable for both ICE, hybrid and EV powertrains 11 Market Trends and Customer Needs Key Applications CTS Differentiation Estimated 60% light vehicles electrified by 2030 – Growth in accelerator pedals, next generation electro-mechanical braking and sensor applications Occupant safety driven by consumer preference and legislation – Growth in passive safety sensor content Increasing demand for fuel efficient and lower emission commercial vehicle engines Market SAM of $3.4B with mid-single digit growth Leader in Discrete Position Sensing Solutions in Transportation

12 Market Trends and Customer Needs Key Applications CTS Differentiation Domain Expertise Enables Next Generation Medical Applications Ceramic material formulation expertise for diverse applications High-volume, high-quality manufacturing capability Depth of domain and application engineering expertise Value added products and sub-assemblies New material formulation for new applications and increased value for customers Aging population driving demand for diagnostic and therapeutic equipment Ultrasound growth driven by surgeries and adoption in developing countries Non-invasive intravascular ultrasound imaging (IVUS) growth Increasing penetration of temperature sensors in advanced & portable healthcare equipment Market SAM of $0.9B with mid-single digit growth

Materials and Application Expertise for Industrial End-Market 13 Market Trends and Customer Needs Key Applications CTS Differentiation Multiple material formulation and technologies for diverse applications High-volume, high-quality manufacturing capability Global locations and capabilities to meet unique customer needs Broad technology portfolio with superior performance characteristics Moving up the value chain with transducers and sub-assemblies Industry 4.0 and industrial automation drives the need for increased, high precision sensing Logistics and supply chain demand increase industrial printing and material handling requirements Efficient and automated fluid flow measurement creating demand for sensors Market SAM of $3.4B with mid-single digit growth

14 Market Trends and Customer Needs Key Applications CTS Differentiation Cutting-Edge Technology Supports Aerospace and Defense End-Market Manufacturing locations in US (ITAR registered) and EU Specialized material formulation, process expertise enable superior performance Next generation materials enabling higher sensitivity underwater sonar systems High frequency, low noise, low power precision mil-grade timing products High performance filters for radars and other communications equipment Military modernization (Anti-Submarine Warfare systems, Unmanned Vehicles, A.I.) Communication and radar system upgrades Next generation systems are focused on reduced power consumption, weight and size Market SAM of $0.9B with mid-single digit growth

Strong Execution Capabilities Driving Sustainable, Profitable Growth 2017-2021 CAGR 4.9% 2017-2021 CAGR 11.9% 15 Covid Impact Covid Impact $550 $525 $2.25 $2.00 97% 58% 89% 170% 112% Revenue ($ Millions) Free Cash Flow Conversion ($ Millions) Adj. Diluted EPS Returned to Shareholders ($ Millions) Note: FCF Conversion = FCF / Adjusted Net Earnings

Strategic Approach to M&A 16 Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergy opportunities Accretive to earnings

Capital Allocation Framework Cash Return to Shareholders Dividends & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x EBITDA Operating Cash Flow 12-15% of Sales Financial and Capital Allocation Framework 17 Financial Framework 1 2012 financials from continuing operations (Excluding EMS business) 1

18 Our Sustainability Journey Established cross-functional ESG Steering Committee Oversight of sustainability initiatives by Nominating, Governance and Sustainability Committee Board diversity >40% Ethical business practices and compliance training for all employees Supporting sustainable products Vehicle electrification Promoting health and safety High-definition ultrasound Intravenous ultrasound Industrial automation Launched CTS CARES expanding our legacy of community involvement Strong engagement across business >600 hours in 4th Quarter 18 events 14 locations Creating Long Term Sustainable Value for Stakeholders and Community

19 Deep engineering capabilities and custom engineered products for OEMs Strong presence in position, ultrasonic and temperature sensing with domain expertise Deep and long-standing customer relationships Positioned to Grow at 10% CAGR through Organic and Inorganic strategies Clear strategy of diversification and growth led by non-transportation end markets Strong balance sheet and cash flow to support M&A strategy Focused on driving operational excellence to drive profitable growth Strong execution led by seasoned leadership team

Appendix

21 Focus 2025 01 02 03 04 10% Revenue CAGR with 23% EBITDA

CTS Core Values 22

($ Millions, except percentages and Adjusted Diluted EPS) Financial Summary Net Sales Adjusted Diluted EPS Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization Adjusted EBITDA Adjusted EBITDA % of Sales Gross Margin Gross Margin % of Sales 2018 $470.5 $1.53 $58.2 11.7% $22.5 $92.1 19.6% $165.0 35.1% 2019 $469.0 $1.45 $64.4 19.7% $24.6 $89.5 19.1% $157.6 33.6% 2020 $424.1 $1.12 $76.8 11.4% $26.7 $77.5 18.3% $139.1 32.8% 2021 $512.9 $1.93 $86.1 9.7% $26.9 $107.8 21.0% $184.6 36.0% 23 2017 $423.0 $1.23 $58.0 18.2% $20.7 $80.0 18.9% $145.2 34.3%

Regulation G Schedules ($ Millions, except percentages) Adjusted Net Earnings 24

Regulation G Schedules Adjusted Diluted EPS ($ Millions, except percentages) Total Debt to Capitalization 25

Regulation G Schedules ($ Millions, except percentages) Adjusted EBITDA 26 Note: 2012 financials are for continuing operations only

Regulation G Schedules ($ Millions) Free Cash Flow 27